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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this S-8 registration statement of our report dated January 22, 1997 included in Halliburton Company's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



/s/ ARTHUR ANDERSEN LLP

Dallas, Texas

October 7, 1997